COMMERCIAL LEASE


This Lease is made and entered into this 1st day of November, 1999 by and between FRE CORPORATION III, a California corporation, as Lessor and Dynatec International, Inc. a Utah corporation, as Lessee.

WHEREAS, this Lease is made and entered into with regard to the acres of real property located at approximately 3820 Great Lakes Dr., West Valley City, State of Utah, more particularly described on the attached legal entitled Exhibit "A" which is incorporated herein by reference (hereinafter referred to as the "Real Property" or as the "Premises").

WHEREAS, there is attached hereto and marked Exhibit "B" a site plan for the Real Property. The site plan discloses the location of the approximately 50,123 square foot building (the "Building") and other improvements which are to be let by Lessor pursuant to the terms of this Lease. Said site plan is incorporated herein by reference.

WHEREAS, Lessor is desirous of leasing the Real Property to Lessee, and Lessee is desirous of leasing the same from Lessor upon the terms and conditions hereafter set forth.

THEREFORE, in consideration of the foregoing promises and each and all of the mutual and reciprocal covenants, terms, provisions, conditions and agreements hereinafter set forth, Lessor does hereby lease, let and demise unto Lessee and Lessee does hereby accept, take and hire from Lessor, upon the terms and conditions set forth herein the Real Property together with the improvements thereon.


                              I. COMMENCEMENT DATE

1.       Deleted.

1.2      Deleted.

1.3      Deleted.

1.4 Occupancy by Lessee shall be deemed to be that of a Lessee under all of the terms, covenants and conditions of this Lease and Lessee's liability for rent, taxes, insurance and maintenance obligations shall commence and become payable on the date this lease is executed by Lessor and Lessee (hereinafter the "Commencement Date"). Should that date occur on any day other than the first day of a calendar month, rent, taxes, insurance, and maintenance charges for the month shall be prorated and the Commencement Date shall be deemed to be on the first day of the month following the date of execution of this Lease .

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1.5      Deleted.

1.6      Deleted.

1.7      Deleted.


                                  II.  TERM

2. The term of this Lease shall be for a period of twenty (20) years to commence on the Commencement Date.

2.1 Providing that Lessee is not in default under the terms of this Lease, Lessee shall have the option to extend the lease term for two(2) additional periods of five (5) years each beyond the original twenty
         (20) year lease term. Said options must be exercised by Lessee in writing no sooner than twelve (12) months and no later than six (6) months prior to the expiration of the then current lease term. If Lessee is in default on the date of giving the option notice, the option notice shall be totally ineffective. If Lessee is in default on the date the applicable option period is to commence, the option period shall not commence and this Lease shall expire at the end of the initial term. During each of the five (5) year option periods, all terms, conditions, and provisions of this Lease shall remain in full force and effect with all time periods extended accordingly.

                                                     III.  RENT

3. Lessee shall pay Lessor an annual minimum base rent of $330,000.00, in equal monthly installments of $27,500.00 each due on the first day of the month during the term hereof. The first monthly rent installment shall be due the first day of the month following the day of lease execution. If any installment of rent, additional rent, or any other sum due from Lessee shall not be received by Lessor within fifteen
         (15) days after said amount is due, then Lessee shall also pay to Lessor a late charge equal to six percent (6%) of any such overdue amount. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Rent not paid when due shall bear interest from the date due until paid at ten percent (10%) per annum. All rent shall be paid monthly on the first day of each month.

3.1 The annual base rent previously provided for herein shall be subject to adjustment every five years during the initial twenty (20) year term and the two additional option periods hereof according to the following schedule:


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                           Period           Annual Base Rent
                           Months 1-60      $330,000.00
                           Months 61-120    $364,346.67
                           Months 121-180   $402,268.16
                           Months 181-240   $444,136.55

         The rent for each option period shall be the fair rental value of the Premises at the commencement of said option period as determined by Lessor, but not less than the rent for the last year of the prior term. If Lessee disagrees as to the fair rental value determined by Lessor, Lessee may obtain an appraisal of the fair rental value of the Premises at its sole cost and expense. If Lessor disagrees with Lessee's appraisal, Lessor and Lessee shall obtain and divide the cost of a second appraiser, whose opinion of the fair rental value shall be binding on both Lessor and Lessee. To select the second appraiser, Lessor shall provide Lessee three choices, and Lessee shall select the appraiser from among these three choices. During the period of time prior to the final determination of the rent during the Extended Term, Lessee shall pay rent at a rate of one hundred ten percent ( 110%) of the rent then in effect. If the fair rental value is determined to be greater or less than such amount, Lessee shall pay Lessor or Lessor shall refund to Lessee, as the case may be, within thirty (30) days after written request therefore, the difference between the amount required by such determination of the fair rental rate and the amount of rent theretofore paid by Lessee.

         All rent shall be paid monthly on the first day of each month. The first month's rent in the amount of $27,500.00 shall be paid to Lessor upon the full execution hereof.

3.2      Deleted.

3.3      Deleted.

3.4 Lessee shall deposit with Lessor upon execution hereof the sum of $27,500.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a breach of this Lease, and Lessor may at its option terminate this lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit or so much thereof as had not theretofore been applied by Lessor, shall be returned without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of


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         Lessee's  interest  hereunder)  within  fifteen  (15)  days  after  the expiration of the term thereof, or after Lessee has vacated the premises, whichever is later.

                                    IV.  USE

4. Lessee shall use and occupy the premises for light manufacturing and distribution with associated sales, all uses incidental thereto, and any other reasonable business purpose approved in writing by Lessor, which approval shall not be unreasonably withheld.

4.1 Lessee shall restrict its use to such purposes, and shall not use the premises for any other purpose without the written consent of Lessor which consent shall not be unreasonably withheld. Lessee shall, at its own cost and expense, obtain any and all licenses and permits necessary for such use. Notwithstanding the foregoing, the premises shall not be used for any purpose which would violate federal, state or local law or declarations or covenants affecting the premises. No use shall be made or permitted to be made which will increase the existing rate of fire insurance on the Premises or cause the cancellation of any insurance policy covering the Premises or any part thereof.

4.2 Lessee's use of the premises shall at all times be in compliance with all covenants, restrictions and maintenance agreements that have been recorded in the office of the Salt Lake County Recorder affecting the Real Property, if any.


                                  V.  TAXES

5. Lessee agrees to pay, as additional rent and before they become delinquent, all real property and personal property taxes (both general and special), water and sewage rents, assessments and/or governmental charges (hereinafter collectively referred to as "taxes") lawfully levied or assessed against the Premises or any part thereof that accrue during the term of this Lease; provided, however, Lessee may, at its sole cost and expense, dispute and contest the same, and in such case, such disputed items need not be paid (unless required by law to be paid) until finally adjudged to be valid so long as the validity or the amount thereof is contested by Lessee in good faith and in accordance with Utah state law. At the conclusion of such contest, Lessee shall pay the items contested to the extent that they are held valid, together with all liens, court costs, interest and penalties relating thereto. Proration of said payments by Lessee shall be made when necessary for the first and last years of the lease term or any extensions thereof. This covenant shall survive the expiration of this Lease.

5.1 Lessor shall provide Lessee copies of the "property valuation and tax notice" covering the premises each year as they are issued by the Salt Lake County Treasurer and/or Assessor and of any other tax notices immediately upon their receipt by Lessor. Lessee shall notify Lessor of any proposed contest by Lessee of the valuation, amount of the tax or legality thereof prior to the deadline for filing the necessary protest, appeal, or petition. Any such contest by Lessee must be timely


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         made and may be made in the name of Lessor or Lessee,  or both,  but if the name of Lessor is used herein, Lessor shall be notified thereof at least five (5) days prior to the commencement of the proceeding. If requested by Lessee, Lessor shall actively participate in any such contest, but Lessee shall be entitled to any refund of any tax, or penalty, or interest thereon which may have been paid by Lessee or by Lessor, and reimbursed by Lessee to Lessor.

5.2 Lessee shall be liable for all taxes levied against Lessee's personal property and trade fixtures on or about the Premises including, but without prejudice to the generality of the foregoing, shelves, counters, vaults, vault doors, partitions, fixtures, machinery, and if any such taxes on Lessee's property or trade fixtures are levied against Lessor, and if Lessor pays the same, Lessee, upon demand, shall repay to Lessor the taxes so levied against Lessor.

5.3 Nothing herein contained shall be construed as requiring Lessee to pay any franchise, excise, corporate, estate, inheritance, successorship, capital levy or transfer tax of Lessor growing out of, or connected with, this Lease, or Lessor's rights in the building, or any income, excess profits, or revenue tax upon the income of Lessor, provided, however, that in any case where a tax (other than an income tax) may be levied, assessed or imposed upon Lessor for the privilege of renting or leasing the Premises or which is based upon the rental revenue derived therefrom, Lessee, within ten (10) days of receiving written notice from Lessor, shall pay to Lessor as additional rent hereunder the amount of said tax, but in no event shall Lessee be obligated to pay an amount greater than that which would be payable if the Premises were the only asset of Lessor.


                           VI.  MAINTENANCE AND REPAIR

6. Any and all improvements which may be existing as of the Commencement Date, erected or placed on the Real Property at any time during the term of this Lease shall be kept and maintained in good order and repair and replaced where necessary or appropriate by Lessee at its sole cost and expense. Lessee's maintenance obligation shall include, but not be limited to, the structural parts of the Building, sidewalks, driveways, landscaping, parking areas, HVAC systems, plumbing and electrical systems, windows, glass, doors, interior and exterior walls, roof, finish work, floors, floor coverings and fixtures. Lessee shall also comply at its sole cost and expense with all laws, ordinances, orders, regulations, rules and requirements of every kind and nature whether they relate to ordinary or extraordinary, structural or nonstructural additions, changes, repairs or alterations to the premises made necessary by Lessee's use. Lessee shall also comply at its sole cost and expense with the terms, conditions, and provisions of all of the restrictive covenants, restrictions and maintenance agreements that may have been recorded in the office of the Salt Lake County Recorder affecting the Real Property.

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

6.1 Lessor and its agents shall have the right to enter into and upon the Real Property or any part thereof, on reasonable notice to Lessee, at all reasonable hours for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. In case of the neglect or default of Lessee in making the same, Lessor may do so after reasonable notice to Lessee (except that no notice shall be required in case of emergencies) during said term or after its expiration and all the costs and expenses incurred thereon, together with interest shall be repaid by Lessee to Lessor according to the provisions of Section XVIII.

6.2      Deleted

6.3 Lessee shall enter into and keep in force a maintenance/service contract with a manufacturer licensed maintenance contractor for regularly scheduled preventative maintenance and for servicing all heating and air-conditioning systems and equipment within the Premises. The service contract must include all services suggested by the equipment manufacturer in its operation and/or maintenance manual and must become effective within thirty (30) days of the date Lessee takes possession of the premises.

6.4 Lessor's Maintenance and Repair Obligations. Lessor shall have no obligation to maintain, make capital improvements to or repair the Real Property. The Real Property and Premises are leased to Lessee in an "As Is" condition with no warranties expressed or implied.

6.5 ADA Compliance. Lessee shall insure that all aspects of the original construction of the Building (including, without limitation, demising walls, exterior doors, entry points or other access to the Premises) fully comport with the requirements of the Americans With Disabilities Act, 42 U.S.C. ss.ss. 12101 et seq. (the "ADA"). Similarly, Lessee shall insure that all aspects of any improvements or alterations to the Premises subsequently undertaken by Lessee fully comport with the requirements of the ADA. Lessee shall be responsible for all future compliance with the ADA that results from changes in the ADA regulations or from changes in Lessee's use of the Premises. Lessee shall indemnify and hold Lessor harmless from and against any and all losses, damages, actions and proceedings attributable to the failure of Lessee to fully comply with its obligations under this section 6.5 If either party is required to repair, alter, remove, reconstruct, or improve any part of the Premises or of the Building for whatever reason (including compliance with the ADA), the same shall be made by that party with reasonable dispatch and with a minimum of interference with Lessee's business on the Premises.


                        VII.  NET LEASE; NO ABATEMENT

7. This Lease is intended, and is hereby declared, to be an "absolute net" lease, it being the intention of the parties hereto that Lessor shall have and enjoy the rent herein reserved to it without deduction therefrom.


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

7.1 No abatement, diminution, or reduction of the fixed rental or other charges payable by Lessee under this Lease shall be claimed by or allowed to Lessee for any inconvenience, interruption, cessation, or loss of business, or otherwise caused directly or indirectly by any present or future laws, rules, requirements, orders, directions, ordinances, or regulations of the United States of America or of the State, County, or City government or any other municipal, government, or lawful authority whatsoever or by priorities, rationing, or curtailment of labor or materials or by war or any matter or things resulting therefrom or by any other cause or causes; except if otherwise specifically provided in this Lease. It is understood that Lessor is not entitled to retain rent by Lessee and also to retain the proceeds of any rent insurance that it might receive where both cover the same periods of time.


                               VIII.  UTILITIES

8. Lessee shall make all arrangements for and pay before delinquency for all water, gas, heat, light, power, telephone and other utilities and services supplied to the property together with taxes thereon and all deposits related thereto. Throughout the term of this Lease, Lessee shall, at its own cost and expense hire and provide for its own trash removal. The arrangements made shall comply with local ordinances for refuse pick-up as to frequency and time, and shall not result in any violation of environmental standards.


                    IX.  INDEMNIFICATION; HAZARDOUS WASTES

9. Lessee shall indemnify, defend and hold harmless Lessor against any and all claims of liability for any injury or damage to any person or property whatsoever occurring in, on or about the Premises or any part thereof, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim, action or proceeding brought thereon, except to the extent such injury or damage is caused by the negligence or intentional acts of Lessor or Lessor's agents or employees, and Lessor agrees to indemnify Lessee and hold it harmless from any and all loss, expense or claims, including reasonable attorney's fees arising out of such damage or injury caused by Lessor or Lessor's agents or employees.

9.1 Hazardous Wastes or Substances. The following provisions shall govern the parties' respective rights and obligations regarding any hazardous wastes or substances now or hereafter located on the Premises:

a. Definitions. For purposes of this Lease, the terms "disposal", "release", "threatened release", and "hazardous wastes" shall mean and include any hazardous, toxic or dangerous waste, substance or material, or any disposal, discharge or release, or threatened release, or any defined as such in (or for the


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                  purposes of) the Federal Comprehensive Environmental Response,
                  Compensation and Liability Act, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree, relating to any hazardous, toxic or dangerous wastes, substances or materials, as now or at the time hereafter in effect (the "Environmental Laws").

b. No Hazardous Materials During Lease Term. Lessee hereby represents, warrants and certifies that, during the entire period of Lessee's occupancy of the Premises, there will be no disposal, release or threatened release of hazardous substances or hazardous wastes on, from or under the Premises attributable to the neglect or affirmative act of Lessee or its employees, agents, contractors, licensees or invitees.

c. Environmental Inquiries. From and after the date of this Lease, Lessee shall immediately notify Lessor of the occurrence of any inquiries, on-site inspections, or the like by any federal or state governmental agency or entity relating to Lessee's or the Premises' compliance with the applicable Environmental Laws. If any such inspection or inquiry results in a notice of violation of one or more of the Environmental Laws or the like, Lessee shall promptly notify Lessor of such violations (including providing to Lessor a photocopy of any written findings, notice, order, or the like), and Lessee shall immediately undertake all actions necessary to remedy and cure any such violations attributable to a breach of Lessee's obligations under section 9.1(b) above.


d. Indemnification. Lessee shall indemnify, defend and hold harmless Lessor (and any successors to Lessor's interest in the chain of title to the Premises) from and against (a) any and all claims, damages and liabilities arising from or in any way in connection with the presence, use, storage, disposal, or transfer of any hazardous materials on, under, from or about the Premises, including, without limitation, all foreseeable and unforeseeable consequential damages, directly or indirectly arising out of the use, generation, storage or disposal of hazardous materials by Lessee or any person taking an interest in the Premises by, through, or under Lessee, and (b) all costs of any required or necessary repair, cleanup, or detoxification, whether such action is required or necessary prior to or following the termination or earlier expiration of this Lease, except to the full extent that such action is attributable, directly or indirectly, to the presence or use, generation, storage or release, threatened release or disposal of hazardous materials onto the Premises by Lessor or Lessor's agents or employees. The parties' respective rights and obligations pursuant to the foregoing indemnifications shall survive the expiration or earlier termination of this Lease.


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                                  X. INSURANCE

10. At all times during the term of this Lease, Lessee, at its sole cost and expense, and as additional rent shall:

         a. Fire, Earthquake, and Flood Insurance: Keep all buildings and improvements and equipment on, in or appurtenant to the property including all alterations and additions, insured against loss or damage by fire, earthquake, or flood and all extended coverage casualties for the full, fair insurable value thereof. The policies for such insurance shall be made and taken in the name of Lessor as an additional insured party with loss thereunder payable to Lessor and/or the Mortgagee. Such policy or policies shall be deemed to be and remain in the possession of Lessor or Mortgagee.

         b. Public Liability Insurance: Provide and keep in force in such form as Lessor shall direct, public liability insurance policies protecting Lessor and Lessee against all insurable risks in the amounts of not less than Two Million Dollars ($2,000,000.00) in respect to any one accident or disaster and in the amount of not less than One Million Dollars ($1,000,000.00) in respect to injuries to any one person, and in an amount of not less than One Hundred Thousand Dollars ($100,000.00), in respect to property damage, provided that from and after the Sixty-first (61st) month of the term of this Lease, the public liability insurance policies required by this Section 10(b) shall be in amounts of not less than Five Million Dollars ($5,000,000.00) in respect to any one accident or disaster and in the amount of not less than Two Million Dollars ($2,000,000.00), and in an amount of not less than Two Hundred Thousand Dollars ($200,000.00), in respect to property damage

         c. Rent Insurance: Provide and keep in force rent or use and occupancy insurance at all times during the term hereof against loss or damage resulting from hazards specified in clause 10(a) in an amount equal to monthly payments of net rent for six (6) months, plus taxes and insurance premiums for six (6) months.

         d. Premiums to be Paid by Lessee: All premiums and charges for all of said policies shall be paid when due by Lessee. If Lessee fails to make such payments and/or to carry any such policy, Lessor may, but shall not be obligated to, make such payment or carry such policy, and the amounts paid by Lessor, with interest thereon, shall be repaid to Lessor by Lessee on demand, and all such amounts so repayable together with such interest, shall be considered as additional rent payable hereunder, for the collection of which Lessor shall have all of the remedies in Section XXV herein or by law provided for the collection of rent. Payment by Lessor of any such premium or carrying by Lessor of any such policy shall not be deemed to waive or release the default of Lessee with respect thereto.


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

         e. Renewal of Insurance: Thirty (30) days prior to the expiration of each such policy, Lessee shall deliver a binder renewing each such policy which binder shall provide that at least thirty (30) days' written notice of any change in or cancellation thereof shall be given by the insurance company to Lessor and Mortgagee. Lessee shall promptly pay the premiums for renewal and deliver to Lessor each original policy and a duplicate receipt evidencing each payment thereof.

         f. Compliance with Insurance Company Requirements: Lessee shall not violate or permit to be violated any of the conditions or provisions of any such policy, and Lessee shall so perform and satisfy the requirements of the companies writing such policies that at all times insurance companies of recognized responsibility and licensed to do business in the State of Utah shall be willing to write and/or continue such insurance.

         g. Collection of Insurance Monies: Lessee and Lessor shall cooperate with each other in the collection of any insurance monies that may be due in the event of loss, and Lessee shall execute and deliver to Lessor such proofs of loss and other instruments which may be required for the purpose of obtaining the recovery of any such insurance monies.

         h. Liability Policies - Coverage: Liability policies specified in subdivision b. of this Section shall cover the entire building and premises as well as the sidewalks, driveways and parking areas in front of or adjacent thereto. A liability policy or policies insuring Lessor and Lessee as their interests may appear, but otherwise in the form hereinbefore provided, shall be deemed to satisfy this requirement.

         i. Waiver of Subrogation: Lessee shall, at all times during the term hereof and at its cost and expense, maintain insurance on the merchandise and other personal property from, in, on, or upon the premises in an amount equal to their full replacement value, providing protection against any peril included within the classification "Fire and Extended Coverage". Lessor shall not be liable to Lessee for any damage to any such property from any cause, unless (i) such damage is due to Lessor's negligence, and (ii) such damage is caused by an occurrence which is not an insurable hazard under the standard fire and broad form coverage insurance which is available for insuring such property of Lessee at the time of the loss; it being understood that it is not the intention of the parties that Lessor be relieved from liability to Lessee for negligence contrary to any statute of public policy of the State of Utah, but rather that Lessee avail itself of available insurance coverage without subjecting Lessor to liability for losses that could have been insured, and without subjecting Lessor to subrogation claims of any insurer.

         j. All insurance described in this paragraph shall be policies issued by insurers licensed to do business in the State of Utah and having a current Bests' policy holders' rating of at least B+ (or better if so required by the holder of any first mortgage against the Premises). No insurance may be subject to cancellation or material change without thirty (30) days' prior written notice to Lessor.


                               XI.  ALTERATIONS

11. Lessee shall have the right, within the premises, at its own cost and expense and in a good and workmanlike manner, to make improvements to the Premises, provided (i) such acts do not affect the structure of the building, (ii) that upon termination of the Lease, Lessee restores the premises to their prior condition (reasonable wear and tear excepted), (iii) that Lessee shall submit reasonably detailed final
         plans  and   specifications  and  working  drawings  of  the  proposed
         alterations and the name of Lessee's contractor at least thirty (30) days before the date Lessee intends to commence the alternations, (iv) that the alterations shall not be commenced until five (5) days after
         Lessor  has  received   notice  from  Lessee   stating  the  date  the
         installation of the alterations is to commence so that Lessor can post and record an appropriate notice of non-responsibility, and (v) Lessee complies with all applicable building codes, laws and governmental rules and regulations.

11.1 Notwithstanding anything to the contrary in this Lease, (i) Lessee is not required to remove any fixtures or other items installed by Lessor on Lessee's behalf (at the termination or expiration of the Lease or any other time), and (ii) Lessee shall have the right, unless in default under the provisions of the Lease (at the termination or expiration of the Lease or at any other time) to remove any fixtures or other items installed by Lessee (including any flat wire cable and carpet tile), provided Lessee restores the premises to their condition prior to such installation, reasonable wear and tear excepted.


                             XII.  INSPECTION

12. Lessor shall have the right to enter and inspect the premises at any time, on reasonable notice to Lessee, during normal business hours. During the period that is six (6) months prior to the end of the then current term hereof, Lessor and Lessor's agents and representatives shall have the right to enter the premises at any time during reasonable business hours on reasonable notice to Lessee for the purpose of showing the premises to prospective purchasers or lessees. At all times during such six month period, Lessor shall be entitled to place on the Premises any usual or ordinary "For Sale" signs or for any other purpose incidental to the rights of Lessor.


                        XIII.  ASSIGNMENT & SUBLETTING

13. Lessee shall not have the right to assign this Lease or to sublet the whole or any part of the Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld, provided, however, that Lessee shall pay to Lessor Thirty-three percent (33%) of the net economic benefit which Lessee receives from any such assignment or subletting. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do, then Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection therewith provided that Lessee's obligation to pay Lessor's costs under this Section 13 shall be limited to One Thousand Dollars ($1,000) per event.

13.1 Notwithstanding any permitted assignment or subletting, Lessee shall at all times remain fully responsible and liable for the payment of the rent and additional rent specified herein and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "event of default" as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Lessor, in addition to any other remedies herein provided, or provided by law, may, at its option, collect directly from such assignee or subtenant all rents becoming due to Lessee under such assignment or sublease and apply such rent against any sums due to it by Lessee hereunder, and no such collection shall be construed to constitute a novation or release of Lessee from the further performance of its obligations hereunder.

                       XIV. FIRE AND CASUALTY DAMAGE

14. If the Premises should be destroyed or damaged by fire, tornado or other casualty, Lessee shall give immediate written notice thereof to Lessor.

14.1 If the premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date upon which Lessor is notified by Lessee of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage. The determination as to whether or not the Premises can be reconstructed within one hundred eighty (180) days of the date of the notice of the casualty to Lessor shall be made by an architect selected by Lessor who shall certify to the parties within thirty (30) days of the casualty whether or not the premises can be repaired within one hundred eighty (180) days of the date of notice of such casualty to Lessor. If total destruction occurs within one (1) year of the expiration of the then current term, reconstruction shall commence only upon mutual consent of both Lessor and Lessee.

14.2 If the Premises should be damaged by fire, tornado or other casualty, but only to such extent that rebuilding or repairs can be completed within one hundred eighty (180) days after the date upon which Lessor is notified by Lessee of such damage, this Lease shall not terminate, but Lessor shall proceed with reasonable diligence to rebuild and repair the building and improvements to substantially the condition in which they existed prior to such damage, except that Lessor shall not be required to rebuild, repair or replace any part of the partitions, fixtures and other improvements which may have been placed in the building by Lessee. During the reconstruction period, there shall be no abatement of rent or additional rent due Lessor even if the Premises are totally untenantable. Additional time for completion of said repairs shall be added equal to any delays in the repairs caused by acts of God, inclement weather, strikes, boycotts or any other causes beyond the control of Lessor and not due to any act or omission on its part. In the event that Lessor should fail to complete such repairs and rebuilding within one hundred eighty (180) days after the date upon which Lessor is notified by Lessee of such damage (plus any additional time due to delays caused by acts of God, etc.) Lessee may, at its option, terminate this Lease by giving Lessor no less than thirty (30) days' written notice of such termination.

14.3 In all cases of destruction or damage of the improvements by fire, the elements or other causes, the net monies collected on the policies of casualty insurance required by Section 10 herein shall be payable to Lessor and/or its Mortgagee as their interests may appear. Lessor's obligation to re-construct the Premises shall at all times be conditioned upon there being sufficient insurance proceeds available to complete said re-construction. Lessee agrees to execute and deliver such forms of application, claim, demand, proof of loss, assignment or authorization as may be necessary for collection of the insurance proceeds; provided, however, nothing herein shall be deemed to give Lessor any interest in or require Lessee to assign to Lessor any compensation paid to Lessee for damage to personal property or fixtures belonging to Lessee and removable by Lessee upon termination of this Lease, for interruption of or damage to Lessee's business, or Lessee's related expenses.


                              XV.  CONDEMNATION

15. Definition. As used in this Article, the term "Condemnation Proceedings" includes any action or proceeding in which any interest in the Premises is taken for any purpose by any lawful authority through exercise of the power of eminent domain, right of condemnation, right of purchase or other proceeding in lieu of the foregoing. A sale by Lessor of the Premises to any authority having the power of eminent domain, either under threat of condemnation or for which Condemnation Proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes.

15.1 Termination and Rent Abatement. If the whole of the Premises is taken through Condemnation Proceedings, this Lease shall automatically terminate as of the date of taking. If any part of the Building or if more than fifteen percent (15%) of the parking spaces on the Premises are taken through Condemnation Proceedings and if the taking thereof would be reasonably considered a material and substantial hindrance to Lessee's normal business operation, then either party shall have the right to terminate this Lease by giving the other party written notice of such election at any time within sixty (60) days after the date of taking.

         In all other cases, or if neither party exercises its right to so terminate, this Lease shall remain in effect and the base rent that is payable under this Lease (but no other sums) shall, if applicable, be proportionately reduced from and after the date of the taking on (a) the basis of the area of the Premises that is capable of occupancy after the taking compared to the area of the Premises that was capable of occupancy prior to the taking; or (b) such other basis as shall be equitable under the then circumstances (such as, for example, if the parking of the Premises is reduced but the Building is not affected by such Condemnation Proceedings).

         In the event of any termination of this Lease or any rental reduction as provided for in this Section 15.1, there shall be a proration of the rent payable under this Lease for any fractional month up to the date of taking and Lessor shall refund to Lessee any excess rent theretofore paid by Lessee.

15.2 Condemnation Proceeds. Whether or not this Lease is terminated as a consequence of Condemnation Proceedings, all damages or compensation awarded for a partial or total taking of the Premises, shall be the sole and exclusive property of Lessor. Notwithstanding the foregoing, if an amount is separately awarded with the intent to compensate Lessee for (a) costs connected with a relocation by it to a new facility, (b) losses or damages relating to Lessee's personal property or trade fixtures on, or other improvements by Lessee to, the Premises, (c) loss of business incurred by Lessee, and/or (d) diminution in the value of or deprivation of its leasehold estate, such amount(s) shall be the property of Lessee.

15.3 Construction. If this Lease is not so terminated, then Lessor shall, as soon as practical after the taking, restore the Premises to a complete unit as similar under the circumstances as possible to the design, character and quality of the Premises as existed prior to the taking. Lessor shall commence restoration of the Premises within ninety (90) days after the date of the taking, and shall complete the same as expeditiously as possible, with due regard being had to prevailing conditions. During the period of any such reconstruction, the rent due hereunder shall be abated in an equitable fashion. Lessor's obligation to re-construct the Premises shall at all times be conditioned upon there being sufficient condemnation proceeds available to complete said re-construction.


                               XVI.  HOLDING OVER

16. Should Lessee, or any of its successors in interest, hold over the premises or any part thereof, after the expiration of the term of the Lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as tenancy from month to month only, at a rental equal to the rental payable for the last month of the term of this Lease. The inclusion of the preceding sentence shall not be construed as Lessor's permission for Lessee to hold over.

                              XVII. QUIET ENJOYMENT

17. Lessor covenants that it shall have good title to the land. Lessor represents and warrants that it has full right and authority to enter into this Lease and that Lessee, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall reasonably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation.


            XVIII.  LESSOR'S OPTION TO PERFORM OBLIGATIONS OF LESSEE

18. In any case where Lessor shall pay or be compelled to pay any sum of money or do any act which shall require the expenditure or payment of any sum by reason of the failure of Lessee to perform any one or
         more  of  the  terms,  covenants,   conditions  or  agreements  herein
         contained, Lessee shall immediately repay the same to Lessor upon demand, and in default thereof then the sums so paid by Lessor, together with all interest, costs and damages, shall or may be added as additional rent to the next installment of rent becoming due on the next rent day, or on any subsequent rent day fixed by the Lease, and shall for all purposes whatsoever be deemed to be rent due and payable on such rent day, or on any subsequent rent day, as said Lessor may at Lessor's option elect, and shall be payable as such, but it is expressly covenanted and agreed hereby that payment by Lessor of any such sums of money or the doing of any such acts shall not be deemed to waive or release the default in the payment or doing thereof by Lessee or the rights of Lessor by reason of Lessee's default with respect to any such payment or act.


                            XIX.  LESSOR'S LIEN

19. In the event of a default under this Lease, Lessor shall have, in addition to any other remedies herein or by law, all rights and remedies available under applicable Utah law. Any statutory lien for rent is not hereby waived. Provided that Lessee is not in default under any of the provisions of this Lease, Lessor shall, at the request of a secured creditor of Lessee, issue a written subordination that subordinates any statutory lien for rent or any lien for rent created by the terms hereof covering Lessee's trade fixtures, personal property or equipment to the lien of said secured creditor.

19.1 Provided that Lessee is not then in default under any provision of this Lease, Lessor agrees, upon written notice by Lessee from time to time, to subordinate its Lessor's Liens to any third party lender providing financing to Lessee in connection with the acquisition or refinancing of Lessee's furniture, fixtures, equipment and inventory.

                                  XX. MORTGAGES

20.      If  the  Real  Property  is  subject  to any  mortgage  prior  to the commencement date, then Lessor shall procure a nondisturbance agreement from the mortgagee in standard form which provides that so long as Lessee is not in default hereunder, its possession shall not be disturbed by mortgagee and the mortgagee shall not name Lessee as a defendant in a foreclosure suit. Lessee shall at any time after the commencement date execute an instrument required by any mortgagee for the purpose of subordinating this Lease to the lien of a mortgage in consideration for a non-disturbance agreement from the mortgagee in standard form which provides that so long as Lessee is not in default hereunder, its possession will not be disturbed by the mortgagee and the mortgagee will not name Lessee as a defendant in a foreclosure suit. For the purposes of this paragraph the word mortgage and/or mortgagee shall include any other equivalent designation including, but not limited to, Deed of Trust, Trustee, etc. Upon written request, Lessee will execute an estoppel certificate and subordination agreement within ten (10) days of Lessee's receipt of written notice.


                            XXI.  MECHANIC'S LIENS

21. Lessee shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Lessor in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Lessee, including those who may furnish materials or performs labor for any construction or repairs, and each such claim shall affect and each such lien shall attach, if at all, only to the leasehold interest granted to Lessee by this instrument. Lessee covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises, on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Lessor harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the rights, title and interest of Lessor in the Premises or under the terms of this Lease based upon Lessee's failure to pay such sums. If Lessee disputes an amount charged by such a lien, but admits that it authorized the work to be done, Lessee may dispute the claim provided that it posts the requisite bond necessary to remove the lien.

                                 XXII.  NOTICES

22. Each provision of this instrument or of any applicable governmental law, ordinance regulation and other requirements with reference to the sending, mailing or delivery of any notice of the making of any payment by Lessor to Lessee or with reference to the sending, mailing or delivery of any notice or the making of any payment by Lessee to Lessor shall be deemed to be complied with, when and if the following steps are taken:

         a. All rent and other payments required to be made by Lessee to Lessor hereunder shall be payable to Lessor at the address hereinbelow set forth or at such other address as Lessor may specify from time to time by written notice delivered in accordance herewith.

         b. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered upon facsimile transmission or, whether actually received or not, two days following its deposit in the United States Mail, postage prepaid, Certified or Registered Mail, Return Receipt Requested, addressed to the parties hereto at the respective addresses set out opposite their names below or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

                 Lessor:                    FRE CORPORATION III
                                            Attn. Elaine A. Westby
                                            C/o First Guaranty Exchange Company
                                            Suite 460
                                            1737 North First Street
                                            San Jose, California 95112
                                            (408) 451-7955


                  With a copy to:           Richard A. Goodman, Esq.
                                            Goodman & Levine
                                            1040 Marina Village Parkway
                                            Alameda, CA 94501
                                            Fax: (510) 814-1034

                  Lessee:                   Dynatec International Inc.
                                            3820 Great Lakes Drive
                                            West Valley City, Utah 84120
                                            Fax: (801) 972-2112

                  With copy to:             N. Todd Leishman
                                            Durham Jones & Pinegar
                                            50 South Main, Suite 850
                                            Salt Lake City, Utah 84144
                                            Fax: (801) 538-2425

22.1 If and when included within the term "Lessor", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Lessor. All parties included within the term "Lessor" shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

                        XXIII.  SURRENDER OF PREMISES

23. Lessee shall, on or before the last day of the Lease term hereof or upon the sooner termination of such term, peaceable and quietly leave, surrender and yield up unto Lessor the land and improvements in good order, condition and state of repair, reasonable wear and tear excepted, together with all alternations, additions and improvements, including air-conditioning equipment, machinery and ducts which may have been made upon the Premises, except movable furniture, movable personally property or movable trade fixtures, at the expense of Lessee. All property removable pursuant to the provisions of this Section shall be removed by Lessee on or before the date hereinabove in this Section indicated and all property not so removed shall be deemed abandoned by Lessee to Lessor. Where any personal property is removed, any damage to the Premises will be repaired by Lessee.

23.1 All buildings, additions, improvements, equipment and appurtenances on or in the Premises at the date hereof and which may be erected on or in the Premises during the term hereof including all alterations, changes, additions, and improvements at any time placed upon the Premises by Lessee, as well as all fixtures and articles of personal property attached to or used in connection with the Premises, are and shall be deemed to be and become part of the realty and the sole and absolute property of Lessor at the end or other termination of this Lease and shall be surrendered to Lessor; provided, however, that movable furniture, movable equipment, movable personal property and movable trade fixtures on or in the Premises as of the date of this Lease or installed at the expense of Lessee or any sub-tenant during the term of this Lease, which pursuant to the provisions of this Section may be removed by Lessee, shall not be deemed to be attached to the leasehold nor the property of, nor surrendered to, Lessor. Upon removal of such items, Lessee shall repair any damage to the premises at Lessee's sole cost and expense.


                          XXIV.  EVENTS OF DEFAULT

24. The following events shall be deemed to be events of default by Lessee under this Lease:

         a. Lessee shall fail to pay any installment of rent or additional rent within fifteen (15) days after said installment is due.

         b. Lessee shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

         c. Lessee shall file a petition under any section or chapter of the Federal Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof, or Lessee shall be adjudged bankrupt or insolvent in proceedings filed against Lessee thereunder.

         d. A receiver or trustee shall be appointed for all or substantially all of the assets of Lessee.

         e. Lessee shall desert or vacate the premises; provided, however, desertion or vacation of the premises shall not be deemed to be an event of default if Lessee is not in arrears in the payment of rent nor in default of any other provision of this Lease.

         f. Except for nonpayment of rent and additional rent, Lessee shall fail to comply with any term, provision or covenant of this Lease, and shall not cure such failure within twenty (20) days after written notice thereof to Lessee.

24.1 With respect to curing any non-monetary default listed in this Section or elsewhere herein, it is understood that if a cure cannot be completed within the time period for cure referred to herein, despite best efforts of Lessee, using all possible speed, then it will be deemed sufficient if Lessee has begun to cure within said time period; provided, however, that Lessee shall continue to use its best efforts and all possible speed to cure such default and does, in fact, effect a cure with a reasonable period of time.

24.2 Lessor shall be in default hereunder if it fails to fulfill any of the covenants and conditions as herein provided by or performed by Lessor within thirty (30) days of Lessee's written notice of the default to Lessor, or such longer period of time as may be reasonable necessary to cure the default if it is impossible or impracticable to cure the same within thirty (30) days; provided, however, that if the nature of the problem presents a serious hazard or emergency, Lessor shall perform its obligations as immediately as possible under the then circumstances.

                               XXV.  REMEDIES

25. Upon the occurrence of any such events of default described in Section 24 hereof and following the twenty (20) days' written notice to Lessee to cure said events of default, Lessor shall have the option but not the obligation to pursue any one or more of the following remedies without any notice or demand whatsoever:

         a. Terminate this Lease, in which event Lessee shall immediately surrender the Premises to Lessor, and if Lessee fails so to


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

                  do, Lessor may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Premises and expel or remove Lessee and any other person who may be occupying such Premises or any part thereof; and Lessee agrees to pay to Lessor on demand the amount of all loss and damage which Lessor may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

         b. Enter upon and take possession of the Premises and expel or remove Lessee and any other who may be occupying such Premises or any part thereof, and relet the premises and receive the rents therefor; and Lessee agrees to pay to Lessor on demand any deficiency and reasonable expenses that may arise by reason of such reletting.

         c. Enter upon the Premises and do whatever Lessee is obligated to do under the terms of this Lease, and Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in this effecting compliance with Lessee's obligations under the Lease.

         d. In case suit shall be brought for recovery of possession of the Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Lessee or Lessor to be performed, and a breach shall be established, the party in default shall pay to the other party all other expenses incurred therefor, including a reasonable attorney's fee and costs of court.

         Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Lessor or of any damages accruing to Lessor by reason of the violation of any of the terms, provisions and covenants herein contained. No waiver by Lessor of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Lessor's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

25.1. If Lessor defaults hereunder and such default is not cured as provided above, then, in addition to any other rights and remedies available to Lessee under applicable law, Lessee shall be entitled to (a) perform the obligations and be immediately reimbursed by Lessor for the sum it actually expends in the performance of Lessor's obligations, or (b) terminate this Lease upon sixty (60) days' prior written notice to Lessor.

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


                            XXVI.  GOVERNING LAW

26. This Lease shall be governed by and construed in accordance with the laws of the State of Utah.

                              XXVII. BROKERAGE

27. ANA Development, L.C. represents Lessor and Lessee. Each party hereto represents that ANA Development, L.C. negotiated or arranged for this Lease, and that apart from commissions due to them, no fees or commissions are due any other person, firm or corporation for the procurement hereof, and each party agrees to indemnify and hold the other harmless from and against any other expenses which the party so indemnified may incur by reason of claims of any other person, firm or corporation claiming any brokerage commission, finder's fee or similar compensation based upon any alleged negotiations or dealings with such indemnifying party, contrary to the foregoing representations. Lessor shall be responsible to pay all commissions.


                            XXVIII.  RECORDING

28. The parties undertake, within ten days of the receipt of a written request from the other, to execute a memorandum of this Lease in recordable form. If either party shall record this Lease or a memorandum of this Lease, the party so recording shall be liable for the entire cost thereof.

                           XXIX.  MISCELLANEOUS

29. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

29.1 The terms, provisions and covenants and conditions contained in this Lease shall apply to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided.

29.2 The captions are inserted in this Lease for convenience only and in no way to define, limit, or describe the scope or intent of this Lease, or any provision hereof, nor in any way affect the interpretation of this Lease.

29.3 Whenever this Lease refers to the prior consent or approval (written or oral) by Lessor or Lessee, Lessor and Lessee, respectively, agree that such consent or approval shall not be unreasonably withheld or delayed.

29.4 This Lease may not be altered, changed or amended except by an instrument in writing signed by Lessor and Lessee.

29.5 If this Lease is terminated for any reason other than default of Lessee, all liabilities of the parties shall be adjusted as of the effective date of the termination. Any termination hereof by reason of a default of Lessee shall not affect any obligation or liability of Lessee under this Lease which accrued prior or subsequent to the effective date of termination, and all such obligations and liabilities of Lessee shall survive such termination.

29.6 The terms and conditions contained herein are not independent covenants, but are mutually dependent upon each other.

29.7 If any of the terms of this Lease, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

29.8 In the event of litigation between Lessor and Lessee relative to rights, obligations and duties of either party under this Lease, attorneys' fees and costs shall be paid by the non-prevailing party.

29.9 The failure of a party to insist in one or more instances upon a strict performance of any of the other's obligations under this Lease or to exercise any option or right given to a party hereunder shall not be construed as a waiver or relinquishment of any rights, remedy or option under this Lease. If a party does waive any breach of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same term, covenant or condition or of any other term, covenant or condition contained in this Lease. The acceptance of rent under this Lease by Lessor shall not be deemed to be waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term of condition of this Lease shall be deemed to have been waived by a party unless such waiver is in writing signed by that party.

29.10 This Lease and the exhibits and/or addenda hereto and forming a part hereof set forth all the covenants, agreements, conditions and understanding between Lessor and Lessee concerning the Premises and there are no covenants, agreements, conditions of understanding, either oral or written, between Lessor and lessee other than those that are herein set forth. Except as otherwise provided herein, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon the parties unless reduced to writing and signed by them.

29.11    Time is the essence of this Lease.

29.12 Either party to this Lease shall be excused for the period of any delay in the performance of any obligations that are required hereunder, other than an obligation to pay rent or other monies, when prevented from doing so by cause or causes beyond its control, including labor disputes, civil commotion, war, governmental regulations or controls, fire or other casualty, weather, inability to obtain any material services or act of God.

29.13 All exhibits and/or addenda attached hereto shall be considered to be fully integrated into and made a part of this Lease as if such exhibits and/or addenda were fully and completely set forth herein.

29.14 Each individual executing this Lease does thereby represent and warrant to each other person(s) so signing (and to each other entity for which another person may be signing) that he has been duly authorized to execute and deliver this Lease in the capacity and for the entity indicated.

29.15 The parties do not by this Lease, in any way or for any purpose, become partners or joint venturers with each other.

29.16 There are no third party beneficiaries, actual or intended, of this Lease.

29.17 This Lease may be executed in any number of counterpart originals, each of which shall be deemed an original instrument for all purposes, but all of which shall comprise but one and the same instrument.

29.18 All covenants and warranties set forth herein shall survive the expiration of this Lease.

29.19 At any time and from time to time, within thirty (30) days after notice of request by either party, the other party shall execute, acknowledge and deliver to the requesting party, or to such other recipient as the notice shall direct, a statement certifying that this Lease is unmodified and in full force and effect or, if there have been modifications, that it is in full force and effect as modified in the manner specified in the statement. The statement shall also state the dates to which the rent and any other charges have been paid in advance. The statement shall be such that it can be relied on by any auditor, creditor, commercial banker and investment banker of either party and by any prospective purchaser or encumbrancer of the Premises or improvements or both or of all or any part or parts of the Premises or improvements or both or of all or any part or parts of Lessee's or Lessor's interests under this Lease.

         Lessee's failure to execute, acknowledge and deliver, on request, the certified statement described above within the specified time shall constitute acknowledgment by Lessee to all persons entitled to rely on the statement that this Lease is unmodified and in full force and effect and that the rent and other charges have been duly and fully paid to and including the respective due dates immediately preceding the date of the notice of request and shall constitute a waiver, with respect to all persons entitled to rely on the statement, of any defaults that may exist before the date of the notice.

29.20 If Lessor sells or transfers all or a portion of the Premises, Lessor, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease. If any security deposit or prepaid rent has been paid by Lessee, Lessor can transfer the security deposit or prepaid rent to Lessor's successor, and on such transfer and receipt by Lessee of a written statement from Lessor's successor acknowledging and accepting such transfer, Lessor shall be discharged from any further liability with reference to the security deposit or prepaid rent. This Lease shall not be affected by any such sale, and Lessee agrees to attorn to the purchaser or assignee.


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IN WITNESS WHEREOF,  Lessor and Lessee have respectively  signed and sealed this
Lease on the dates set forth below.

                         LESSOR:  FRE CORPORATION III, a California corporation


                         By: /s/
                            ----------------------------------------------------
                         Elaine A. Westby, President


                         Date:
                              --------------------------------------------------


                         LESSEE:  Dynatec International, Inc.
                         a Utah corporation

                         By: /s/
                            ----------------------------------------------------
                         Frederick W. Volcansek, Sr.,
                         Chief Executive Officer
                         Date:
                              --------------------------------------------------